Supplement dated November 22, 2005

to the Combined Prospectus dated February 25, 2005

for the Choice Funds-

Focus Fund, Long-Short Fund & Market Neutral Fund

The following supersedes any contrary information contained in the Combined Prospectus dated February 25, 2005 and the prior supplements thereto for the Choice Focus Fund, Choice Long-Short Fund and Choice Market Neutral Fund:

At a special meeting held on November 29, 2005, the Board of Trustees of Choice Funds (the “Trust”) determined to redeem all outstanding shares of each series of the Trust. The Board concluded that, due to the small size of the Funds, it is unlikely that the Funds will be able to meet their investment objectives in an efficient and cost effective manner and, therefore, the Funds should cease operations.

Effective immediately, each Fund will no longer pursue its stated investment objective and will be liquidated no later than December 30, 2005. The Funds’ portfolio holdings will be sold, and the proceeds will be held in cash or cash equivalents. Shares of the Funds are no longer available for purchase. Fund shares continue to be redeemable in accordance with the Prospectus guidelines. The Choice Funds’ customary redemption fee on short-term investments will be waived.

Any capital gains will be distributed as soon as practicable to shareholders. Any shareholders that have not redeemed their shares of the Funds by December 28, 2005 will have their shares automatically redeemed as of that date, with proceeds being sent to their address of record. Prior to December 28, 2005, shareholders may redeem their shares, including reinvested distributions, in accordance with the section titled “Redeeming Shares” in the Prospectus. To avoid negative tax consequences, shareholders, particularly IRA and other retirement plan accountholders, should provide instructions regarding their accounts prior to the liquidation date. If a shareholder is  a retirement plan investor, he or she should be aware that if a distribution is made from the plan, a rollover is required to avoid taxation and penalties.  Please call shareholder services at 1-800-392-7107 for more information.

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